SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2001

HUNGRY MINDS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 0-24617

Delaware	04-3078409
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

909 Third Avenue
New York, New York    10022
(Address of Principal Executive Offices including Zip Code)

(212) 884-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

This Amendment No. 1 to the Registrant's Report on Form 8-K filed on September 5, 2001 is being filed to correct a submission error in which a previously filed Form 10-Q was inadvertently inserted as the body of the Form 8-K.

Item 5. Other Events.

Effective August 29, 2001, Hungry Minds, Inc. (the "Company") entered into an Amendment and Consent Agreement with the lenders under its senior credit facility pursuant to which, among other things, the lenders have consented to the Company's entering into and consummating the transactions contemplated by the Agreement and Plan of Merger, dated as of August 12, 2001, by and among the Company, John Wiley & Sons, Inc. and HMI Acquisition Corp. (the "Merger Agreement"). The Merger Agreement is Exhibit (e)(1) to the Company's Schedule 14D-9 filed with the Securities and Exchange Commission on August 20, 2001.

As was disclosed previously, the Company was required by the terms of its senior credit facility to take all steps necessary to reach a binding agreement covering the sale of the Company by August 15, 2001. The Merger Agreement, which was executed as of August 12, 2001, satisfied this requirement. However, the credit facility also requires the Company to obtain the consent of its lenders to the execution and performance of the Merger Agreement. The Amendment and Consent Agreement containing such consent was effective August 29, 2001 and is attached hereto as Exhibit 99.

Item 7. Exhibits.

( c) Exhibits.

99. Amendment and Consent Agreement, dated as of August 29, 2001, to the Forbearance and Amendment Agreement, dated as of April 30, 2001, by and among (a) Hungry Minds, Inc. (formerly known as "IDG Books Worldwide, Inc."), (b) the several financial institutions party to the Forbearance Agreement as Lenders thereunder, (c) Fleet National Bank (formerly known as "BankBoston, N.A."), as Issuing Lender under the Credit Agreement, (d) Wells Fargo Bank, National Association, as Syndication Agent for the Lenders and the Agents, (e) Bank One, N.A. (formerly known as "The First National Bank of Chicago"), as Documentation Agent for the Lenders and the Agents, and (f) Fleet National Bank, as Administrative Agent for the Lenders, the Issuing Lender and the Agents under the Credit Agreement.

All other Items of this report are inapplicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGRY MINDS, INC.

Dated: September 6, 2001

By:	/s/ JOHN M. HARRIS

John M. Harris
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99. Amendment and Consent Agreement, dated as of August 29, 2001, to the Forbearance and Amendment Agreement, dated as of April 30, 2001, by and among (a) Hungry Minds, Inc. (formerly known as "IDG Books Worldwide, Inc."), (b) the several financial institutions party to the Forbearance Agreement as Lenders thereunder, (c) Fleet National Bank (formerly known as "BankBoston, N.A."), as Issuing Lender under the Credit Agreement, (d) Wells Fargo Bank, National Association, as Syndication Agent for the Lenders and the Agents, (e) Bank One, N.A. (formerly known as "The First National Bank of Chicago"), as Documentation Agent for the Lenders and the Agents, and (f) Fleet National Bank, as Administrative Agent for the Lenders, the Issuing Lender and the Agents under the Credit Agreement.